SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 Date of Report
                                 April 24, 2001



                             THOMAS INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)





                                    Delaware
                 (State or other jurisdiction of incorporation)



                        1-5426                                  61-0505332
               (Commission File Number)                       (IRS Employer
                                                            Identification No.)

 4360 Brownsboro Road, Suite 300 Louisville, Kentucky              40207
       (Address of principal executive offices)                  (Zip Code)

               Registrant's telephone number, including area code
                                  502/893-4600

ITEM 4.  Changes in Registrant's Certifying Accountant

         (a) On April 19, 2001, the Board of Directors of Thomas Industries Inc. (the Company), on the recommendation of the Audit Committee, appointed Arthur Andersen LLP as the Company's independent certifying accountants for the year ended December 31, 2001.

         (b)      Ernst & Young LLP was notified of their dismissal on April 19,
                  2001.

         (c) The reports of Ernst & Young LLP on the Company's financial statements for the two years ended December 31, 2000 and 1999, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         (d) In connection with the audits of the Company's financial statements for each of the two years ended December 31, 2000 and 1999, and through April 19, 2001, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused the firm to make reference to the matter in their reports.

         (e) The Company has requested Ernst & Young LLP to furnish a letter addressed to the Securities & Exchange Commission stating whether it agrees with the above statements. A copy of the letter is attached as Exhibit 16.1 to this report.


ITEM 7 Financial Statements and Exhibits.

         (c)      Exhibits

                  (Reference to Item 304(a) of Regulation S-K)

                  Exhibit No.                     Exhibit
                  ----------                      -------

                  16.1 Letter regarding change in certifying accountant of the registrant from Ernst & Young LLP dated April 20, 2001.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THOMAS INDUSTRIES INC.
                                 -----------------------------------------------
                                               (Registrant)



                            By:  /s/ Phillip J. Stuecker
                                 -----------------------------------------------
                                 Phillip J. Stuecker, Vice President of Finance, Chief Financial Officer, and Secretary

Dated:  April 24, 2001